UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
December 9, 2022
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On December 9, 2022, the Board of Directors (the "Board") of Huron Consulting Group Inc. ("Huron" or the "Company") appointed James H. Roth as Vice Chairman of the Board and elected C. Mark Hussey as Chief Executive Officer and a Class I director on the Board, all effective January 1, 2023. Mr. Roth will continue as a Class I director of Huron and Mr. Hussey will serve on the Board until the May 2023 Annual Meeting of Stockholders of Huron, at which time he will stand for re-election.
These elections were made in contemplation of the Company's previous announcement that Mr. Roth will retire from his role as Chief Executive Officer of the Company on December 31, 2022 and will continue in a non-executive capacity serving clients across industries and enhancing Huron's market presence, among other activities. Mr. Hussey was designated by the Board to serve as the President and Chief Executive Officer, effective January 1, 2023, succeeding Mr. Roth in his role.
Mr. Hussey, age 62, has served as the Company's President since February 2019 and the Company's Chief Operating Officer since February 2014. While Chief Operating Officer, he also led Huron's healthcare business as the interim leader from January 2017 until February 2019. Mr. Hussey served as the Company's Chief Financial Officer from July 2011 until January 2017, and as Treasurer from July 2011 until February 2016. Prior to joining Huron, from 2002 to 2011, he served as Chief Financial Officer at Crosscom National, LLC, a privately held professional IT services organization deploying and servicing in-store technology solutions for large, national retailers. In that role, he was responsible for all finance and administrative functions for the company. Prior to that, from 2000 until 2002, he served as Executive Vice President and Chief Financial Officer for North America at Information Resources, Inc. During his career, Mr. Hussey has held senior finance, accounting and investor relations positions at companies such as EZLinks Golf Inc., Dominick's Finer Foods Inc. and the Quaker Oats Company.
The Company will file an amendment to this Current Report on Form 8-K upon the finalization of Mr. Roth and Mr. Hussey's Senior Management Agreements to provide a description of the material terms of the compensation arrangements. There are no arrangements or understandings between Mr. Hussey and any other persons pursuant to which he was elected as an officer or director.
There is no family relationship existing between Mr. Hussey and any executive officer or director of the Company. There have been no transactions, and no transactions are currently proposed, in which the Company was or is to be a participant and in which Mr. Hussey or any member of his immediate family had or will have an interest.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	December 15, 2022	/s/ JOHN D. KELLY
John D. Kelly
Executive Vice President, Chief Financial Officer and Treasurer